                                                                   Exhibit 99.1


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Bottling Group, LLC (the "Company") certifies to his knowledge that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended March 22, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company as of the dates and for the periods referred to in the Form 10-Q.


                                                    /s/ John T. Cahill
                                                    ------------------
                                                    John T. Cahill
                                                    Principal Executive Officer
                                                    and Managing Director
                                                    May 5, 2003

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).

A signed original of the foregoing certification has been provided to the Company and will be retained by the Company in accordance with Rule 12b-11(d) of the Act and furnished to the Securities and Exchange Commission or its staff upon request.